[FIRST VIRTUAL COMMUNICATIONS LOGO]

                                                                    EXHIBIT 99.1

                              FOR IMMEDIATE RELEASE
Contact:

Truman Cole
Chief Financial Officer
650-801-6369

                    FIRST VIRTUAL COMMUNICATIONS COMMON STOCK
                 TO BE DE-LISTED FROM THE NASDAQ SMALLCAP MARKET

Redwood City, Calif. - August 23, 2004 - First Virtual Communications, Inc. (Nasdaq: FVCCE), today announced that on August 23, 2004 the Company was notified that its request for an extension to comply with Nasdaq's listing requirements had been denied. As a result, the Company's securities will be de-listed from The Nasdaq SmallCap Market effective with the commencement of trading on Wednesday, August 25, 2004.

     The Company had previously been given a deadline of August 16, 2004 to file its quarterly reports for the periods ending March 31 and June 30, 2004 but it was unable to do so because of the ongoing special investigation. The Company advised Nasdaq of the Company's inability to meet that deadline and had requested an extension of an additional 30 days until September 15, 2004.

     The Company has up to 15 days to appeal this decision to a Nasdaq Listing and Hearing Review Council, but the de-listing action will not be stayed while an appeal is pending. Since the Company is still not current with respect to its SEC filings, it is not currently eligible to trade on the OTC Bulletin Board. The Company has not yet decided whether or not to appeal the decision and is currently reviewing its available alternatives with respect to the trading of its securities.

ABOUT FIRST VIRTUAL COMMUNICATIONS

First Virtual Communications is a premier provider of infrastructure and solutions for real time rich media communications. Headquartered in Redwood City, California, the Company also has operations in Europe and Asia. More information about First Virtual Communications can be found at www.fvc.com or by calling 1-800-728-6337 or +1-650-801-6500 outside North America.

First Virtual Communications, Inc.
Press Release dated August 23, 2004
FVC Common Stock to be De-listed from The Nasdaq SmallCap Market


CAUTIONARY STATEMENT:

EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED HEREIN, THIS NEWS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS, INCLUDING, WITHOUT LIMITATION, STATEMENTS CONTAINING THE WORDS, "BELIEVES," "ANTICIPATES," "EXPECTS" AND WORDS OF SIMILAR IMPORT. SUCH FORWARD-LOOKING STATEMENTS HAVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS THAT MAY CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF FIRST VIRTUAL COMMUNICATIONS, OR INDUSTRY RESULTS, TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. SUCH FACTORS INCLUDE, AMONG OTHERS: ANY ADVERSE IMPACT ARISING FROM THE COMPANY'S DE-LISTING FROM THE NASDAQ SMALLCAP MARKET, INCLUDING ANY ADVERSE IMPACT ON THE COMPANY'S COMMERCIAL RELATIONSHIPS, THE ABILITY OF ITS STOCKHOLDERS TO TRADE THEIR SECURITIES OR THE VALUE OF SUCH SECURITIES; THE COMPANY'S NEED TO RAISE ADDITIONAL CAPITAL TO FUND ITS OPERATING REQUIREMENTS; ANY ADVERSE IMPACT ARISING FROM THE CONTINUED DELAY IN FILING REQUIRED PERIODIC REPORTS INCLUDING THE INABILITY TO MEET THE LISTING REQUIREMENTS OF THE OTC BULLETIN BOARD OR THE NASDAQ SMALLCAP MARKET; THE AGGREGATE VALUE OF AND IMPACT ON THE COMPANY OF THE INVESTIGATION DESCRIBED IN THE COMPANY'S CURRENT REPORT ON FORM 8-K FILED ON AUGUST 17, 2004, INCLUDING ANY POSSIBLE EXPANSION OF THE INVESTIGATION AND ANY POSSIBLE RESTATEMENT OF PREVIOUSLY ANNOUNCED FINANCIAL RESULTS; THE RISK THAT SALES OF THE COMPANY'S CLICK TO MEET(TM) AND CONFERENCE SERVER PRODUCTS WILL NOT INCREASE OR THAT NEW VERSIONS WILL NOT BE RELEASED ON A TIMELY BASIS; THE COMPANY'S VARIABILITY OF OPERATING RESULTS; MARKET ACCEPTANCE OF WEB CONFERENCING TECHNOLOGY; POTENTIAL INABILITY TO MAINTAIN BUSINESS RELATIONSHIPS WITH INTEGRATORS, DISTRIBUTORS AND SUPPLIERS; RAPID TECHNOLOGICAL CHANGES; COMPETITION AND CONSOLIDATION IN THE WEB CONFERENCING INDUSTRY; THE IMPORTANCE OF ATTRACTING AND RETAINING PERSONNEL; AND OTHER RISK FACTORS REFERENCED IN FIRST VIRTUAL COMMUNICATIONS' PUBLIC FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE COMPANY'S REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003.


                           ALL TRADEMARKS RECOGNIZED.


                                       ###